PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	December 31,
	2013	2014
Leasehold improvements	$1,287,820	$1,565,172
Computers and office equipment	4,329,524	4,474,072
Vehicle	370,346	261,317
Software	637,988	289,455

	6,625,678	6,590,016
Less: accumulated depreciation and amortization	(4,785,259)	(4,776,356)

Property and equipment, net	$1,840,419	$1,813,660